EXHIBIT 10.16

                           COMMERCIAL LEASE AGREEMENT
                          ----------------------------
                             THIS  AGREEMENT  is  made  this  4th  day of April,
2004,between  Rudolph  Rountree  (Landlord)  and  Bootie  Beer  Co.  (Tenant).
     1.     Premises.  Landlord leases to Tenant and Tenant leases from Landlord
            ---------
the premises located at 620 North Denning Avenue, Winter Park, FL 32789, Orange County, Florida.
2.     Use.  Tenant  shall  use  and  occupy  the  premises only for office. See
       ----
paragraph  11.2.
3.     Term.  The  term  of this Lease is for 1 year, beginning May 1, 2004, and
       -----
ending  April  30,  2005  at  midnight.
     4.                Renewal  Term. Tenant has option to renew annually, at no
                       --------------
more  than  10%  increase  of  rental  amount.

5      Rent
       ----
     5.1   Term.  Tenant shall pay the sum of  $27,500.00 as total base rent for
           -----
the  initial  term,
payable in monthly installments of $2,500.00. All rent shall be due promptly on the first day of each month in advance
(see  paragraph  5.2).  Landlord  acknowledges  receipt  of  the following sums:

 (a)  First  Month's  Rent,  due  for  June  1-30,  May  is  free  $2,500.00
                            (b)  Sales  Tax                        $150.00
                                (c)  Last  Month's  Rent           $0.00
                                (d)  Security  Deposit             $0.00
                                      TOTAL                        $2,650.00

5.2       Sales  Tax.  Tenant  shall pay Landlord the State of Florida Sales Tax
          -----------
at the time each monthly payment is due. Tenant shall also pay any sales tax required by law to be paid on all considerations due; and payable hereunder for the privilege of occupancy.
                    5.3         Real  Estate  Taxes.   Tenant shall pay the real
                                --------------------
estate taxes each year within 30 days after notice from Landlord specifying the amount due. The taxes for the last year of the term shall be prorated. Taxes for the first and second year's lease shall be paid by the landlord.
                5.4       Late  Charges.  Tenant  shall  pay a service charge of
                          --------------
$150.00 if any rent is not paid within five (5) days of the due date or if any rent check is returned for insufficient funds or dishonored for any other reason. If 2 or more checks are dishonored during any twelve-month period, Landlord may require that future rent payments be made by official check, cashier's check or money order.
                  5.5       Increased  Security  Deposit.   If  Tenant  is  in
                            -----------------------------
default more than 2 times within any twelve -month period, regardless of whether such default is cured, then, without limiting Landlord's other rights and remedies, the security deposit, if any, shall automatically be increased to two times the original security deposit. Tenant shall make the additional security deposit within 10 days after Landlord's demand therefor.

     5.6       Partial  Month.   If  this  lease  begins on a day other than the
               ---------------
first day of a calendar month or ends on a day other than the last day of a calendar month, then rent for the fractional month shall be prorated.
     6.             Place  of  Payment;  Notices.
                    -----------------------------
                                    6.1        Tenant  shall  pay  the  rent and
shall forward all required notices to Landlord at the following address (or at such other places as landlord may later designate in writing):
                                    Mr. Rudolph Rountrcc PO Box 833 Winter Park,
FL  32790
                               6.2         Landlord  shall  forward all required
notices to Tenant at the following address (or at such other places as Tenant may later designate in writing):
       620  Denning  Ave.,  Winter  Park,  FL  32789
                                  6.3      All  required  notices  shall  be  in
writing  and  hand  delivered  or  sent  by U.S. Mail, Return Receipt Requested.
7.         No  AssignmentWithout  Consent.
           -------------------------------
7.1       Tenant  shall  not  assign  this Lease nor sublet the premises without first having obtained the written consent of Landlord. If Tenant is a corporation, partnership, or trust, any transfer of ownership interest of 50% or more of ownership interest shall constitute an assignment or subletting requiring Landlord's consent. Landlord's granting of consent shall be based on the test of good faith and commercial reasonableness. Landlord shall be entitled to consider the following factors in determining whether the proposed assignment or subletting is reasonable: (a) the financial responsibility and business experience of the proposed new tenant; (b) the suitability of the premises for the character of the business of the proposed new tenant; (c) the need for any alteration of the premises; (d) the legality of the proposed use; (e) the nature of the proposed occupancy (such as office, factory, or clinic); (f) the delivery of a written offer between Tenant and the proposed new tenant containing all terms of the contemplated transaction; (g) delivery of a financial statement of the proposed new tenant; (h) individual guarantees to Landlord by the principals of the proposed new tenant; (i) any increase in parking requirements over that of Tenant; and (j) payment of Landlord's reasonable attorney's fees incurred as a result of the proposed transaction.
                               7.2        The  consent  by  Landlord  to  an
assignment, subletting or transfer on any one occasion shall not operate to waive Landlord's rights of approval on subsequent occasions.
                             7.3     No  consent  by  the  Landlord  to  an
assignment, subletting or transfer shall operate to release the assignor, sublessor, or transferor from liability. Landlord may require any assignee or sublessee to assume personal liability under the Lease without affecting the foregoing.
                                            7.4        Any  assignment  rights
arising  under  federal  bankruptcy  law  are  set  forth  in  paragraph  21.
     8.       Alterations.  Tenant  shall  not  make  any  alterations  on  the
              ------------
premises  without  first  having  obtained
the  written  consent  of  Landlord.
     9.    The  Ownership of Improvements. All additions, fixtures, or permanent
           -------------------------------
improvements  (or  replacements
of any of them) made or installed by Tenant shall become the property of Landlord; shall remain upon the premises; and shall be  surrendered  with  the  premises  at  the  termination  of  this  Lease.
              10.     Liability  as to Personal Property.  All personal property
                      -----------------------------------
placed in the premises shall be at the risk of the Tenant or owner. Landlord shall not be liable for any damage, loss or theft of such personal property. Landlord shall not be liable for any act of negligence of any co-tenant or occupants of the premises or any other persons.
          11.      Governmental  Regulation.
                   -------------------------
                            11.1 Tenant shall promptly comply with all statutes,
ordinances, rules, orders, regulations and other requirements of federal, state and city governments having jurisdiction over the premises. Such compliance includes the correction, prevention, and abatement of nuisances or other grievances, in, upon or connected with the premises.
11.2 Tenant must determine that Tenant's intended use of the premises is allowed under current zoning and occupational license rules and regulations. Landlord shall not be liable for any damages or expenses incurred by Tenant if Tenant is not allowed to occupy or use the premises for the purposes intended because of governmental regulations.
12.       Casualty  Damage.
          -----------------
12.1 If the premises shall be destroyed or damaged by fire or other casualty whereby the premises shall be rendered untenantable, then I Landlord shall have the right, but not the obligation, to render the premises tenantable by repairs within ninety (90) days from the date of the casualty. If Landlord elects to repair, the rent shall be reduced in an amount corresponding with the time during which and the extent to which the promises have not been tenantable.
12.2 If the premises are not rendered tenantable within the time stated above, either party may cancel this Lease by giving written notice to the other party and upon such cancellation the rent shall be paid only to the date that the cancellation notice is given or, if Tenant has remained in possession after the notice was given, to the date Tenant vacates.
13.         Default.
            --------
13.1 The term "rent" means and includes all sums due to Landlord from Tenant under this Lease. Landlord is relying upon Tenant's prompt payment of the rent when due and Tenant's faithful performance of the agreements set forth in this Lease.
13.2 Upon a Tenant default, Landlord may declare the entire rent for remainder of the term (as reduced to present value) due and payable.
13.3 The happening of any one or more of the following listed events (hereafter referred to singularly as "Event of Default" and plurally as "Events of Default") shall constitute a breach of this lease agreement by Tenant:
                    (a)     The failure of Tenant to pay any rent within fifteen
(15)  days  after  the  due  date.
                                           (b)   The  failure  of  Tenant  to
perform any substantial covenant under this Lease (other than payment of rent) within thirty (30) days after receipt of written notice from Landlord specifying the required performance.
                                            (c)     The  appointment  of  a
receiver, trustee, or other custodian of the property, assets or business of Tenant, except an appointment made because of the temporary illness or death of Tenant and except an appointment made under the federal bankruptcy law.
                                 (d)       The  assignment  by  Tenant of all or
any  part  of  its  property  or  assets  for  the  benefit  of  creditors.
                                    (e)       The  levy of execution, attachment
or other taking of property, assets, or the leasehold interest of Tenant by process of law or otherwise in satisfaction of any judgment, debt or claim.
                                    (f)        The  insolvency of Tenant arising
before  any  petition  in  bankruptcy  under  federal  law.
                                 (g)      The  absence  of  Tenant  from  the
premises  for  a  period  in  excess  of 30 days (herein deemed an abandonment).
13.4 Upon the happening of any Event of Default, Landlord, at Landlord's sole election, may:
                                   (a)      Terminate  the  term  of  the  lease
agreement;  or
                                  (b)     Terminate Tenant's right to possession
and  occupancy  of  the  Premises  without terminating the term of the lease; or
                                     (c)      Pursue  any  remedies  provided by
law for the repossession of the Premises and the collection of rent (or other sums due Landlord).
 13.5 Upon a default in the payment of rent, the Tenant expressly waives Landlord's compliance with Section 83.20(2), Florida Statutes, which provides for a 3-day notice requiring the payment of rent or possession of the premises before removal of a tenant is authorized.
                                                                 13.6
Landlord's  remedies  shall  not be construed as excluding such other or further
relief  or  damages  as                   may  be  permitted  by law. Landlord's
remedies  shall  be  cumulative  to  the  full  extent  permitted  by  law.
 13.7 All personal property and trade or other fixtures belonging to Tenant left at the premises upon Tenant's abandonment of the premises or upon the termination of the Lease shall, at Landlord's sole option, be deemed to be abandoned by Tenant and shall become the property of Landlord. Landlord may, however, remove and store such property and any expense incurred by Landlord in connection therewith shall be paid by Tenant upon demand. No acceptance by Landlord of the keys to the premises shall be construed as releasing Tenant from any obligation under this Lease.
  14.   Holding Over.  If Tenant continues in possession with Landlord's consent
        -------------
after the end of the term, all provisions of this agreement shall continue to apply except that the term shall be on a month to month basis. If Tenant continues in possession without Landlord's consent, Landlord may, at Landlord's option, demand double rent or a specific amount of continuing rent or may sue for possession plus damages, including special damages for loss of use of the premises.
  15.     Cost  of Collection and Attorneys Fees. Tenant will pay all reasonable
          ---------------------------------------
attorneys fees (both trial and appellate) and expenses Landlord incurs arising from this Lease. Tenant shall also pay any reasonable attorneys' fees or costs incurred by Landlord in connection with disputes between Tenant and third parties in which Landlord shall, without Landlord's fault, become involved because of this Lease. Tenant waives any claim against Landlord for attorneys' fees under the provisions of Section 57.105(2), Florida Statutes.
   16.      Utilities.  Tenant  will  pay  for  all  charges for telephone, gas,
            ---------
electricity, trash pickup service, water and all other utilities. Landlord has the sole right to choose the provider of electric service.
   17.        Security for Payment of Rent. Tenant hereby pledges and assigns to
              ----------------------------
Landlord all the furniture, fixtures, goods and chattels of Tenant which shall or may be brought or put on the premises as security for payment of the rent. Tenant agrees that such lien may be enforced by such legal proceedings as may be necessary at the election of Landlord, provided, however, Landlord shall not have a lien which would be superior to a lien from a lending institution, supplier or leasing company, if such lending institution, supplier or leasing company has a perfected security interest in the equipment, furniture or other tangible personal property and which security interest has its origin in a transaction whereby Tenant acquired such equipment, furniture or other tangible personal property.
     18.      Right  to  Inspection. Landlord or its agents shall have the right
              ----------------------
(but not the duty) to enter the premises during all reasonable hours to inspect or to make such repairs, additions or alterations as may be deemed necessary for the safety, comfort or preservation of the premises, or to exhibit the premises, or to put and keep upon the doors or windows thereof a notice "for rent" at any time within sixty (60) days before the expiration of the Lease. The right of entry shall likewise exist for the purpose of removing placards, signs, fixtures, alterations or additions, which do not conform to this Lease.
      19.       Acceptance  of  Premises.  Tenant waives any duty of Landlord to
                -------------------------
inspect the premises before Tenant takes possession. Tenant has inspected the premises and accepts the premises in an "as is" condition. Tenant agrees to maintain the premises in the same condition as they are at the commencement of the term, excepting only reasonable wear und use.
       20.      Attornmcnt  Upon  Conveyance.  If Landlord conveys the property,
                ----------------------------
Landlord shall not be liable for any of Landlord's obligations under this Lease arising after such conveyance. In such event, Tenant shall attorn to and recognize Landlord's successor.
        21.          Bankruptcy.
                     ----------
21.1 If permitted by the then existing federal bankruptcy law, this Lease, at Landlord's option, shall be terminated upon the filing of a petition in bankruptcy by or against Tenant.
21.2     If  this  Lease  shall  have  been terminated by pre-petition agreement between Landlord and Tenant or by operation of law, such termination shall be deemed as effective as a judicially declared termination or eviction or both.
21.3 If termination upon bankruptcy shall not be allowed under then existing federal bankruptcy law, then the following paragraphs shall apply,
21.4 During the time allowed under the federal bankruptcy law for the bankruptcy trustee (or debtor in possession) to assume or reject this Lease, the cure of pre-petition defaults, the payment of accruing post-petition rent, and the performance of other Tenant obligations shall be deemed demanded by Landlord without the necessity of formal demand having to be made by Landlord.
21.5 The time allowed under the federal bankruptcy law for the bankruptcy trustee (or debtor in possession) to either accept or reject this Lease shall not be construed to have been extended by Landlord's failure to demand acceptance or rejection within the time set forth in the Bankruptcy Act.
21.6 If this Lease is assigned (with due adherence to the use covenants of this Lease) pursuant to federal bankruptcy law, all considerations payable or otherwise to be delivered in connection with the assignment, shall be paid and delivered to Landlord as Landlord's exclusive property. Such consideration shall not constitute property of the Tenant or Tenant's bankruptcy estate. All such considerations not paid or delivered to Landlord shall be held in trust for Landlord and shall be promptly paid and delivered to Landlord
                                                         22.        Maintenance.
                                                                    ------------
  22.1 Landlord shall be responsible for the maintenance and repair of the roof, outside walls, structural components, and major plumbing. Tenant shall be responsible for the maintenance and repair of all interior fixtures (including minor plumbing) and electrical appliances.
          22.2 "Major plumbing" means primary water supply and sewage disposal pipes and "minor plumbing" means water supply and sewage disposal pipes beyond the interior surface plane of the floor or walls.

                                            22.3        Tenant shall deliver the
premises to Landlord at the end of the term in the same condition as the premises were at the beginning of the term, excepting only reasonable wear and use.
                23.       Insurance.
                          ----------
   23.1     Comprehensive  Public  Liability. Landlord at all times shall obtain
            ---------------------------------
and keep in force for the mutual benefit of Landlord and Tenant comprehensive public liability insurance against claims for bodily injury (including death) and property damage occurring in, on or about the premises with insurance limits of not less than $1,000,000 per injury, including death, arising out of any one occurrence, and $500,000 for property damages arising out of any one occurrence or a policy with a combined single limit $1,000,000. The comprehensive public liability policy shall include premises liability as well as public liability.
  23.2        Hazard  Insurance.  Landlord at all times shall obtain and keep in
              ------------------
force fire insurance with extended coverage endorsements on the building and its fixtures and improvements for 100% of insurable value, with such insurance to provide for unqualified replacement cost claim recovery.
  23.3       Qualifications  of  Insurance  Company  and Copies of Policies. The
             ---------------------------------------------------------------
insurance required by Tenant shall be with an insurance company licensed to do business in Florida rated "A" or better by Best's Key Rating Guide. Tenant shall furnish Landlord duplicate originals of the policies with all forms attached.

                                   23.4     No  Liability for Personal Property.
                                            ------------------------------------
Tenant has been advised to obtain contents coverage for Tenant's personal property. Landlord shall not be liable for any loss or damage of property or Tenant or others located on or about the premises regardless of the cause of such loss or damage.

                                23.5       Insurance  Standards.  Tenant,  at
                                           ---------------------
Tenant's expense, will comply with any requirements of' insurance companies relating to the condition or use of the premises. If Tenant violates an insurance company standard or requirement, then Tenant, at Tenant expense, shall make any changes needed to comply.

                                    23.6         Landlord  to  be  an Additional
                                                 -------------------------------
Insured.   The  insurance  required  of  Tenant  must  designate  Landlord as an
  ------
additional insured (not a named insured). Landlord's lender, if any, shall be an
  ----
insured on the hazard insurance policy in the form of a mortgagee loss payable endorsement.

                                    23.7        Notice  of  Cancellation.  Each
                                                -------------------------
policy of insurance required of Tenant shall contain an endorsement providing that the policy cannot be canceled, materially changed or reduced in coverage until after 30 days written notice of such cancellation, material change or reduction shall have been mailed to Landlord. In the case of the hazard insurance, notice must also be mailed to Landlord's lender, if any.
                                              23.8          Failure  to Maintain
                                                            --------------------
Policies.  If  Tenant  fails  to  keep the required insurance policies in force,
---------
Landlord, at Landlord's option, may obtain such policies and any premium paid by
----
Landlord  shall  be  reimbursed  to  Landlord  by  Tenant  upon  demand.
            24.      Eminent  Domain.
                     ----------------
               24.1 If the entire premises or such portion of the premises as would constitute a substantial impairment of Tenant's business shall be taken under eminent domain (or conveyed to a condemning authority under a threat of eminent domain), then this lease shall terminate. In such event Tenant shall pay rent only up to the date of such termination. Tenant shall not be entitled to any apportionment of the amount paid for the taking or conveyance.
         24.2 If only a part of the premises shall he taken by eminent domain (or conveyed to a condemning authority under a threat of eminent domain) and the part so taken or conveyed shall not substantially impair Tenant's business, the lease shall remain in effect, and the amount paid for the taking or conveyance shall belong solely to Landlord; however, the rent shall be equitably reduced if there is an actual impairment of use. The amount of rent reduction, if any, shall be based on the extent of impairment of use.
          24.3 The provisions of paragraphs 24.1 and 24.2 are not intended to restrict in any way any right provided by law for Tenant to claim damages against the condemning authority unrelated to the interest of Landlord.

               25.         Ownership  and  Quiet  Enjoyment. Landlord represents
                           ---------------------------------
that Landlord owns the premises and Tenant shall he entitled to quiet enjoyment of the premises, so long as Tenant shall not be in default hereunder.
              26.       Signs.  Any  signs  or advertising to be used by Tenant,
                        ------
including awnings, on or about the premises shall be first submitted to Landlord for approval before installation of the same.
               27.          Liens. Tenant shall keep the premises free and clear
                            ------
of any lien or encumbrance of any kind created by Tenant's acts or omissions. Landlord's interest in the premises shall not be subject to liens for improvements made by Tenant, and the Tenant shall notify any contractor making improvements of this provision. At landlord's sole election, a short form of this Lease shall be executed in recordable form and recorded as provided for in
Section  713.10(1),  Florida  Statutes.
              28.       Subordination.
                        --------------
                             28.1     At  all  times  and  in all respects, this
Lease shall be subject to and subordinate to the liens of any mortgage now existing or hereinafter placed upon the premises without the necessity of having further instruments executed by Tenant to show such subordination.
                               28.2     Notwithstanding  the  foregoing,  Tenant
agrees to execute any subordinations or other instruments which may be required by any lender or by Landlord to evidence the subordination(s) of this lease as set forth above.
              29.        Indemnity.  Tenant  shall  indemnify  and hold Landlord
                         ----------
harmless from any and all loss, injury (including death), expense, or damage (collectively "claim") to persons or property whether arising from Tenant's operations or activities on the premises or from the condition of the premises or otherwise. The only exception to this indemnity is a claim proximately and solely caused by Landlord's failure to repair a defect within a reasonable time provided (a) such defect is a maintenance item for which Landlord is responsible and (b) Tenant, upon discovery of the defect, shall have promptly given Landlord written notice of it. This indemnity extends to any claim involving joint negligence of Landlord and Tenant.
              30.          No  Hazardous  Material  or  Hazardous  Waste.
                           ----------------------------------------------
             30.1 Tenant expressly agrees that the premises will not be used for the handling, storage, transportation, or disposal of hazardous or toxic materials or waste. This prohibition includes, without limitation, the discharge, pumping or dumping such materials or waste into sinks, toilets, and, if applicable, septic tanks and drain fields.
              30.2 Tenant agrees to indemnify, defend, and hold the Landlord harmless from and against any loss to the Landlord as a result of use, handling, storage, transportation or disposal of hazardous or toxic materials or waste. This provision shall survive the termination of lease.
              30.3 Landlord, at the Landlord's sole option, may obtain from time to time at the Tenant's expense a report from a reputable environmental consultant of the Landlord's choice to determine whether the premises are being used for the handling, storage, transportation, or disposal of hazardous or toxic materials or waste. If the report indicates such use, handling, storage, transportation or disposal, Landlord may require that all violations of law or harm to the premises, with respect to hazardous or toxic materials or waste, be corrected, all at Tenant's expense.
             30.4 If Tenant receives any notice from any governmental agency relating to a violation or asserted violation of any environmental law or regulation in connection with Tenant's use and occupancy of the premises, Tenant shall furnish Landlord a copy of such notice within 10 days after Tenant has received such notice.
                     31.          Miscellaneous.
                                  --------------
                                      31.1        Time is of the essence in this
Lease, except for the time allowed Landlord to obtain cost of living adjustment information and to notify Tenant about it.
                31.2 Whenever the context so requires, the use of any gender shall include all genders; the use of the plural shall include the singular; and the use of the singular shall include the plural..
                31.3 The failure of Landlord to enforce promptly any provisions of this Lease shall not bar subsequent enforcement. Landlord may accept benefits under this Lease without waiving Landlord's rights under this Lease.
                31.4 Paragraph headings are for the convenience of reference only and are not intended to qualify or limit the provisions of the paragraphs.
                31.5 No prior or present agreements or representations shall be binding upon the parties unless incorporated in this lease. No modification, release, discharge or waiver of any provisions of this Lease shall be valid or binding unless a writing is executed by the party to be bound thereby.
            31.6 This Lease shall be binding upon and shall inure to the benefit of the heirs, personal representatives, successors and assigns of the parties.
           31.7 If any provision of this Lease conflicts with any statute or rule of law, then such provision shall be deemed null and void to the extent of such conflict, but without invalidating the remaining provisions.
            31.8 Wherever in this Lease provision is made for obtaining the consent or approval of Landlord, Landlord agrees not to unreasonably withhold or delay such consent or approval.
              31.9 Radon is naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.




IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals on the date first above written.
Signed,  sealed  and  delivered  in  the  presence  of:

/s/  Rudolph  Rountree
Rudolph  Rountree
LANDLORD

/s/  Tania  Torruella
     Tania  Torruella
     Bootie  Beer  Co.
     TENANT